Exhibit 10.11

MANAGEMENT SHAREHOLDERS AGREEMENT

OF

INTELSAT GLOBAL, LTD.

This Management Shareholders Agreement (“Agreement”), entered into on May 6, 2009, and effective as of February 4, 2008 (the “Effective Date”), by and among Intelsat Global, Ltd. (formerly known as Serafina Holdings Limited), a Bermuda exempted company (the “Company”), the sponsor shareholders, as defined in Section 16 hereof (the “Sponsor Shareholders”), and each of the individual shareholders who become parties hereto from time to time in accordance with the terms hereof (each individually, a “Management Shareholder,” and collectively, the “Management Shareholders,” and together with the Sponsor Shareholders, the “Shareholders” and each a “Shareholder”). These parties are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, each Management Shareholder is an employee, consultant or director of the Company or one or more subsidiaries of the Company;

WHEREAS, the Company has issued (or may hereafter issue) Common Shares (as defined in Section 16) to each Management Shareholder, as a result of (i) the issuance of Class A Shares (“Co-investment Shares”) pursuant to that certain Contribution and Subscription Agreement, dated February 4, 2008 by and among the Company and the investors named therein (the “Contribution Agreement”) or those certain Subscription Agreements, dated as of May 6, 2009, by and among the Company and the Investors named therein (the “Subscription Agreements”), (ii) the issuance of Class A Restricted Shares (“Class A Restricted Shares”), which Class A Restricted Shares were granted or issued pursuant to the Contribution Agreement or may hereafter be granted or issued pursuant to the Intelsat Global, Ltd. 2008 Share Incentive Plan (the “Share Incentive Plan”), (iii) the issuance of restricted Class B Shares (“Class B Restricted Shares”), which Class B Restricted Shares were granted or issued (or may hereafter be granted or issued) pursuant to the Share Incentive Plan, (iv) the exercise by Management Shareholders of vested options to purchase Class A Shares (“Vested Options”), which Vested Options were granted or issued (or may hereafter be granted or issued) to such Management Shareholder pursuant to the Share Incentive Plan, or (v) any grant or issuance pursuant to any option other equity compensation awards granted under any other employee benefit, stock purchase or compensation plan, arrangement, or agreement hereafter adopted by the board of directors of the Company (the “Board”) or entered into by the Company, as the case may be;

WHEREAS, the Company, the Sponsor Shareholders and the Management Shareholders desire to enter into this Agreement to provide for certain matters with respect to the ownership and transfer by the Management Shareholders of all Common Shares now or hereafter issued to or acquired by the Management Shareholders (the “Restricted Shares”); and

WHEREAS, capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 16 hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. General. No Management Shareholder shall directly or indirectly Transfer any Restricted Shares or other securities of the Company, other than (a) with the approval of the Board and, if applicable, in accordance with Section 4, 5, 8 or 11, (b) as a Tag-Along Seller pursuant to Section 4 or as a Drag-Along Seller (other than as a 60% Seller) pursuant to Section 5 or (c) to any Permitted Transferee (clauses (a), (b) and (c) together with the next following sentence, the “Permitted Transfer Provisions”) or following an Initial Public Offering, Listing Event or applicable Termination of Employment to the extent set forth in Section 13. The Company shall not record upon its books any Transfer of any securities of the Company other than as permitted by and in accordance with the Permitted Transfer Provisions, and any purported Transfer in violation hereof shall be null and void and of no effect.

Section 2. Compliance. No Transfer of any securities of the Company otherwise permitted under this Agreement shall be made if such Transfer (a) is in violation of this Agreement, the Securities Act, or the securities laws of any state, (b) would cause the Company to become subject to the registration requirements of the U.S. Investment Company Act of 1940, as amended from time to time or (c) would be a non-exempt “prohibited transaction” under ERISA or the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.

Section 3. Agreement to be Bound. No Transfer of any securities of the Company otherwise permitted by the Permitted Transfer Provisions shall be made or be effective (and the Company shall not transfer on its books any securities) unless (a) the certificates representing such securities issued to the transferee bear the legend provided in Section 15 hereof, if required by such Section 15, and (b) the transferee shall have executed and delivered to the Company, as a condition precedent to such Transfer, an instrument or instruments in form and substance satisfactory to the Board confirming that the transferee agrees to be bound by the terms of this Agreement and accepts the rights and obligations set forth hereunder, except that, (i) in the case of a Transfer to a Permitted Transferee, all provisions that relate to Termination of Employment of a Management Shareholder and the effects thereof shall continue to apply to such Management Shareholder transferor and not to such Permitted Transferee and (ii) in the case of a Transfer to a Person other than a Permitted Transferee, Section 3 of this Agreement shall cease to apply following such Transfer; provided, however, that the terms and conditions of (x) Section 3(b) hereof shall not apply to any Transfer of Restricted Shares pursuant to Section 5 hereof except to the extent that the agreement providing for such Transfer provides that the transferee shall be bound by this Agreement as a Management Shareholder, and (y) Sections 3(a) and (b) hereof shall not apply to any Transfers pursuant to a Public Offering or Rule 144.

Section 4. Tag-Along Rights.

(a) Sale Notice. If, prior to any Initial Public Offering a Shareholder (or group of Shareholders) proposes to Transfer (other than a Transfer in a Public Offering or under Rule 144 but including a Transfer to which Section 5 would apply), in the aggregate, 10% or more of the issued and outstanding Common Shares in a transaction or series of related transactions (such shareholder referred to as the “10% Seller”), then the 10% Seller shall first give written notice (the “Sale Notice”) to the Management Shareholders (the “Offeree Shareholders”), stating that it desires to make such Transfer, referring to this Section 4, specifying the type(s) and number of Common Shares proposed to be sold (the “Offer Shares”), and specifying the price, the form of consideration, name and description of the purchaser (including controlling Persons) (the “Proposed Transferee”) and the material terms pursuant to which such Transfer is proposed to be made.

(b) Tag-Along Election. Within ten business days of the date of receipt of the Sale Notice, each Offeree Shareholder shall deliver to the 10% Seller and to the Company a written notice stating whether the Offeree Shareholder elects to sell a pro rata portion of its Common Shares equal to the lesser of (1)(i) the total number of Eligible Shares owned by such Offeree Shareholder, multiplied by (ii) a fraction, (a) the numerator of which is the number of Offer Shares and (b) the denominator of which is the total number of Common Shares owned by the 10% Seller) and (2) the Offeree Shareholder’s Eligible Shares, to such Proposed Transferee on the same terms, purchase price and conditions as the 10% Seller (with respect to each Offeree Shareholder, its “Tag-Along Shares”); provided that the purchase price for any Tag-Along Shares that are Class B Shares shall equal the Fair Market Value of each such Class B Share on the date of the Sale Notice as determined by the Board prior to the consummation of the sale contemplated by Section 4(a). An election pursuant to the first sentence of this Section 4(b) shall constitute an irrevocable commitment by the Offeree Shareholder making such election to sell such Tag-Along Shares to the Proposed Transferee if the sale of Offer Shares to the Proposed Transferee occurs on the terms contemplated thereby. Such terms may include a maximum number of Common Shares such Proposed Transferee is willing to purchase, and, in such case, the 10% Seller and the Offeree Shareholders selling Common Shares pursuant hereto shall be cut back pro rata based on the number of Common Shares each such Shareholder is electing to sell. For the avoidance of doubt, nothing in this Section 4 shall cause any unvested Restricted Shares or unvested options to acquire Restricted Shares to become vested or exercisable and any election by a Management Shareholder to sell a pro rata portion of their Eligible Shares according to this Section 4 shall apply only to fully vested Eligible Shares.

(c) Third-Party Sale; Tag-Along Buyer. A sale to a Proposed Transferee pursuant to this Section 4 shall only be consummated if the Proposed Transferee shall purchase, within ninety (90) days of the date of the Sale Notice, concurrently with and on the same terms and conditions and at the same price as the Offer Shares, all of each Offeree Shareholder’s Tag-Along Shares with respect to such sale, in accordance with their elections pursuant to this Section 4(c), and subject to the last sentence thereof (the “Tag-Along Right”). Each Offeree Shareholder electing to sell Tag-Along Shares (a “Tag-Along Seller”) agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, share certificates and other instruments for such Common Shares duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents (including, without limitation, making any representations and warranties with respect to the Company or the Company’s business to the same extent that the 10% Seller does). In addition, each Tag-Along Seller shall, if and to the extent requested by the 10% Seller, agree to be severally responsible for its proportionate share of the third-party expenses of sale incurred by the sellers in connection with such sale and the monetary obligations and liabilities incurred by the sellers in connection with such sale. Such monetary obligations and liabilities shall include (to the extent such obligations are incurred) obligations and liabilities for indemnification (including for (i) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company’s business, (ii) breaches of covenants in effect prior to closing and (iii) other matters), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments provided all such obligations are equally applicable on a several and not joint basis to each Tag-Along Seller based on the consideration received by such Tag-Along Seller. The foregoing notwithstanding, (i) without the written consent of a Tag-Along Seller, the amount of such obligations and liabilities for which such Tag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Tag-Along Seller in such sale, (ii) a Tag-Along Seller shall not be obligated to enter into any non-compete or other post-closing covenant that restricts its activities in any way and (iii) a Tag-Along Seller shall not be responsible for the fraud of any other seller or for any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller’s (A) ownership of and title to capital shares of the Company, (B) organization, (C) authority and (D) conflicts and consents.

Section 5. Drag-Along Rights.

(a) If, prior to any Initial Public Offering, a Sponsor Shareholder (or group of Sponsor Shareholders) (the “60% Seller”) proposes to Transfer, in a bona fide arm’s-length transaction or series of related transactions, to a Person not affiliated with such Sponsor Shareholder (or group of Sponsor Shareholders), at least 60% of the voting power with respect to the election of directors of then-outstanding Common Shares, including pursuant to a sale, merger, business combination, recapitalization, consolidation, reorganization, restructuring or similar transaction, the 60% Seller shall have the option (a “Drag-Along Right”), exercisable upon ten (10) business days’ prior written notice to the Management Shareholders, to require the Management Shareholders to sell a number of their Common Shares equal to (1) the total number of Common Shares, owned by such Management Shareholder, multiplied by (2) a fraction (i) the numerator of which is the number of Common Shares the 60% Seller proposes to Transfer to the Proposed Transferee and (ii) the denominator of which is the total number of Common Shares held by the 60% Seller; provided that the sale price of any Class B Share that is required to be sold according to such Drag-Along Right shall equal the Fair Market Value of each such Class B Share on the date of the anticipated consummation of such sale contemplated in this Section 5 as determined by the Board prior to such sale. For the avoidance of doubt, nothing in this Section 5 shall cause any unvested Restricted Shares or unvested options to acquire Restricted Shares to become vested or exercisable and any requirement by the 60% Seller for a Management Shareholder to sell a number of their Common Shares shall apply only to fully vested Common Shares.

(b) Each Management Shareholder selling Common Shares pursuant to a transaction contemplated by this Section 5 (a “Drag-Along Seller”) agrees to cooperate in consummating such a sale, including, without limitation, by becoming a party to the sales agreement and all other appropriate related agreements, delivering, at the consummation of such sale, share certificates (if any) and other instruments for such Common Shares duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents (including, without limitation, making any representations and warranties with respect to the Company or the Company’s business to the same extent that the 60% Seller does). In addition, each Drag-Along Seller shall, if and to the extent requested by the 60% Seller, agree to be severally responsible for its proportionate share (based on share of total cash consideration received by all sellers in the transaction) of the third-party expenses of sale incurred by the sellers in connection with such sale and the monetary obligations and liabilities incurred by the sellers in connection with such sale. Such several monetary obligations and liabilities shall include (to the extent such obligations are incurred) monetary obligations and liabilities for indemnification (including for (a) breaches of representations and warranties made in connection with such sale by the Company or any other seller with respect to the Company or the Company’s business and (b) breaches of covenants in effect prior to closing, but only, the case of either (a) or (b) to the extent such breaches or inaccuracies are of a type for which insurance can be obtained on commercially reasonable terms), and shall also include amounts paid into escrow or subject to holdbacks, and amounts subject to post-closing purchase price adjustments, provided that all such obligations are equally applicable on a several and not joint basis to each Drag-Along Seller based on the consideration received by such Drag-Along Seller. The foregoing notwithstanding, (a) without the written consent of a Drag-Along Seller, the amount of such obligations and liabilities for which such Drag-Along Seller shall be responsible shall not exceed the gross proceeds received by such Drag-Along Seller in such sale, (b) the duration of a Drag-Along Seller’s liability for indemnification with respect to a Transfer under this Section 5 shall not exceed one year from the date of such Transfer, (c) a Drag-Along Seller shall not be obligated to enter into any additional non-compete or other post-closing covenant that restricts its activities in any way and (d) a Drag-Along Seller shall not be responsible for the fraud of any other seller or any indemnification obligations and liabilities for breaches of representations and warranties made by any other seller with respect to such other seller’s (i) ownership of and title to capital shares of the Company, (ii) organization, (iii) authority and (iv) conflicts and consents.

Section 6. Right of First Offer.

(a) ROFO Notice. If (x) a Management Shareholder (or group of Management Shareholders) (the “Initiating Seller”) proposes to Transfer any Common Shares and such Transfer has been approved by the Board, then the Initiating Seller shall first give written notice (the “ROFO Notice”) to the Sponsor Shareholders (the “ROFO Offeree Shareholders”), stating that it desires to make such Transfer, referring to this Section 6, specifying the type(s) and number of Common Shares proposed to be sold (the “ROFO Offer Shares”), and specifying a cash price per Share the Initiating Seller seeks to receive (as applicable, the “Proposed Price”). This Section 6 shall not apply to shares sold by an Offeree Shareholder, Drag-Along Seller or 60% Seller pursuant to Sections 4 and 5, respectively.

(b) ROFO Election. Within ten business days of the date of receipt of the ROFO Notice, each ROFO Offeree Shareholder shall deliver to the Initiating Seller and to the Company a written notice (the “ROFO Election”) stating whether the ROFO Offeree Shareholder elects to purchase a portion of the ROFO Offer Shares and, if so, the number (and, if relevant, the type) of Common Shares such Shareholder elects to purchase. The number of Common Shares to be sold to a ROFO Offeree Shareholder pursuant to the immediately preceding sentence is referred to as the “Allocated Shares.” Within ten (10) business days of receipt of the last ROFO Election, the Initiating Seller shall sell to each electing ROFO Offeree Shareholder such Shareholder’s Common Shares at the Proposed Price.

(c) In the event that the ROFO Offeree Shareholders do not purchase all of the ROFO Offer Shares pursuant to the foregoing Sections 6(b) and (c), the Initiating Seller may then Transfer any remaining portion of the ROFO Offer Shares to any Person or Persons during a ninety- (90-) day period that begins after the end of the ten (10) business day period referred to in the first sentence of Section 6(b) at a price or prices equal to or greater than the Proposed Price. In the event that the Initiating Seller does not so Transfer all of the ROFO Offer Shares by the end of such 90-day period, the Initiating Seller may not Transfer or seek to Transfer all or any portion of its Common Shares without complying anew with this Section 6.

(d) Any notices required to be given by Section 4 may be given, and any time periods referred to in Section 4 may run, concurrently with any notices or time period under this Section 6, and vice versa.

Section 7. Priority Subscription Rights

(a) If at anytime after May 6, 2009, the Company proposes to issue new Common Shares or a new series or class of shares of the Company, except for issuances (i) personally and not directly or indirectly to the Sponsor Shareholders, to any director, employee, or consultant of or to the Company or any of its Subsidiaries pursuant to the Share Incentive Plan or any other employee benefit, stock purchase or compensation plan, arrangement, or agreement hereafter adopted by the Board or entered into by the Company, (ii) issued pursuant to a stock split, subdivision, or similar transaction or dividend applicable to the outstanding equity interests of the Company as a dividend or share split of any equity interests then outstanding, (iii) pursuant to a public offering (to persons other than Sponsor Shareholders or their Affiliates), (iv) convertible debt securities or fixed rate preferred stock sold in an underwritten offering to persons other than the Sponsor Shareholders (or their Affiliates) or (v) issued as consideration in any merger, acquisition or joint venture with another business enterprise approved by the Board, each Management Shareholder shall have the right (the “Priority Subscription Right”) to elect to purchase for the same price (net of any underwriting discounts or sales commissions), and on the same terms as securities of the same type are proposed to be offered to others, up to such Management Shareholder’s Priority Subscription Amount. “Priority Subscription Amount” means the maximum number of Common Shares proposed to be issued in the relevant issuance multiplied by a fraction, the numerator of which shall be the number of Eligible Shares held by such Management Shareholder immediately prior to the issuance and the denominator of which shall be the total number of Common Shares issued and outstanding immediately prior to such issuance.

(b) The Company shall cause to be given to each Management Shareholder prior to the proposed issuance a written notice setting forth the consideration that the Company intends to receive and the terms and conditions upon which the securities shall be issued (the “Priority Subscription Notice”). After receiving a Priority Subscription Notice, a Management Shareholder which desires to exercise its Priority Subscription Right must give notice to the Company in writing, within ten (10) business days after the date that such Priority Subscription Notice is delivered, that such Management Shareholder desires to purchase Common Shares of such issuance (the “Priority Subscription Reply”). The closing of the sale pursuant to a Priority Subscription Reply shall occur concurrently with the closing of the issuance giving rise to the Priority Subscription Right. After such ten (10) business day period, any securities not subscribed for by Management Shareholders submitting valid Priority Subscription Replies may, during the period not exceeding ninety (90) days following the expiration of such ten (10) business day period, be issued on terms and conditions no less favorable and at a price not less than the price set forth in the Priority Subscription Notice. Any such securities not issued during such ninety (90) day period shall thereafter again be subject to the Priority Subscription Rights provided for in this Section 7. In the event that the consideration received by the Company in connection with an issuance is property other than cash, each Management Shareholder may, at its election, pay the purchase price for such additional securities in such property or solely in cash. In the event that any such Management Shareholder elects to pay cash, the amount thereof shall be determined based on the fair value of the consideration received or to be received by the Company in connection with the issuance. Such fair value shall be determined in good faith by the Board. Priority Subscription Rights are not transferable, and do not transfer by operation of law, this Management Shareholders Agreement or the Amended and Restate Bye-Laws, in connection with any Transfer of any Common Shares.

Section 8. Company Rights to Repurchase Shares. With respect to all Restricted Shares held by any Management Shareholder and his or her Permitted Transferees, the terms and conditions of the Company’s right to repurchase such Restricted Shares prior to any Initial Public Offering or Listing Event (the “Call Right”) are provided for by applicable individual grant or issuance agreements. The Call Right shall be exercised by written notice to the Management Shareholder (a “Call Notice”) given in accordance with Section 15(f). The Company shall pay a Management Shareholder cash for the repurchase of Restricted Shares and shall not issue any notes to a Management Shareholder in connection with the exercise of its Call Right.

Section 9. Involuntary Transfers.

(a) In the case of any transfer of title or beneficial ownership of Restricted Shares upon default, foreclosure, forfeit, divorce, court order or otherwise, other than by a voluntary decision on the part of a Management Shareholder (each, an “Involuntary Transfer”), the Management Shareholder shall promptly (but in no event later than two days after the Involuntary Transfer) furnish written notice (the “Involuntary Transfer Notice”) to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom the shares were transferred (the “Involuntary Transferee”), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer.

(b) Upon the receipt of the Involuntary Transfer Notice, and for sixty (60) days thereafter, the Company shall have the right to repurchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Restricted Shares acquired by the Involuntary Transferee for a repurchase price equal to the Fair Market Value of such Common Shares as of the date of the repurchase (the “Involuntary Transfer Repurchase Price” and such right, the “Involuntary Transfer Repurchase Right”). The Involuntary Transfer Repurchase Right shall be exercised by written notice (the “Involuntary Transfer Repurchase Notice”) to the Involuntary Transferee given in accordance with Section 15(f) of this Agreement on or prior to the last date on which the Involuntary Transfer Repurchase Right may be exercised by the Company.

(c) Subject to Section 10 below, the repurchase of Restricted Shares pursuant to the exercise of the Involuntary Transfer Repurchase Right shall take place on a date specified by the Company, but in no event following the later of the sixtieth (60th) day following the date of the Involuntary Transfer Repurchase Notice or the tenth (10th) day following the receipt by the Company of all necessary governmental approvals. On such date, the Involuntary Transferee shall transfer the Restricted Shares subject to the Involuntary Transfer Repurchase Notice to the Company, free and clear of all liens and encumbrances, by delivering to the Company the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Company or accompanied by a stock power duly executed in blank, and the Company shall pay to the Involuntary Transferee, the Involuntary Transfer Repurchase Price. The Involuntary Transferee shall use all commercially reasonable efforts to assist the Company in order to expedite all proceedings described in this Section 9. If the Involuntary Transferee does transfer the Restricted Shares to the Company as required, the Company will cancel such Restricted Shares and deposit the funds in a non-interest bearing account and make payment upon delivery.

Section 10. Repurchase Disability.

(a) Notwithstanding anything to the contrary herein, the Company shall not be permitted to purchase any Restricted Shares held by any Management Shareholder or Involuntary Transferee upon exercise of the Call Right or the Involuntary Transfer Repurchase Right if the Board determines that:

(i) the purchase of Restricted Shares would render the Company or its Subsidiaries unable to meet their obligations in the ordinary course of business taking into account any pending or proposed transactions, capital expenditures or other budgeted cash outlays by the Company, including, without limitation, any proposed acquisition of any other entity by the Company or any of its Subsidiaries;

(ii) the Company is prohibited from purchasing the Restricted Shares by applicable law restricting the purchase by a corporation of its own shares; or

(iii) the purchase of Restricted Shares would constitute a breach of, default, or event of default under, or is otherwise prohibited by, the terms of any loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party (the “Financing Documents”) or the Company is not able to obtain the requisite consent of any of its senior lenders to the purchase of the Restricted Shares.

The events described in (i) through (iii) above each constitute a “Repurchase Disability.”

(b) In the event of a Repurchase Disability, the Company shall notify in writing the Management Shareholder or Involuntary Transferee with respect to whom the Call Right or the Involuntary Transfer Repurchase Right has been exercised (a “Disability Notice”). The Disability Notice shall specify the nature of the Repurchase Disability. The Company shall thereafter repurchase the Restricted Shares described in the Call Notice or Involuntary Transfer Repurchase Notice as soon as reasonably practicable after all Repurchase Disabilities cease to exist (or the Company may elect, but shall have no obligation, to cause its nominee to repurchase the Restricted Shares while any Repurchase Disabilities continue to exist). In the event the Company suspends its obligations to repurchase the Restricted Shares pursuant to a Repurchase Disability, (i) the Company shall provide written notice to each applicable Management Shareholder or Involuntary Transferee as soon as practicable after all Repurchase Disabilities cease to exist (the “Reinstatement Notice”); (ii) the Fair Market Value of the Restricted Shares subject to the Call Notice or Involuntary Transfer Repurchase Notice shall be determined as of the date the Reinstatement Notice is delivered to the Management Shareholder or Involuntary Transferee, which Fair Market Value shall be used to determine the Repurchase Price or Involuntary Transfer Repurchase Price in the manner described above; and (iii) the repurchase shall occur on a date specified by the Company within ten (10) days following the determination of the Fair Market Value of the Restricted Shares to be repurchased as provided in clause (ii) above.

Section 11. Shareholder Rights to Repurchase Shares

(a) In the event that the Company elects not to exercise its Call Right under Section 8, its Involuntary Transfer Repurchase Right under Section 9, or is prevented from exercising such rights under Section 10, the Company shall provide written notice to the Sponsor Shareholders (or, in their discretion, any other Principal Shareholder(s) designated by the Sponsor Shareholders) on or at any time prior to the Repurchase Deadline of (A) its decision not to purchase all of the Restricted Shares then held by a Management Shareholder or his or her Permitted Transferees (the “Call Right Eligible Shares”), and (B) the number of such Call Right Eligible Shares, and (C) the Sponsor Shareholders (or any other applicable Principal Shareholder) shall have the option to purchase all of such Call Right Eligible Shares on the same terms and conditions (including, without limitation, the same price per share) as the applicable Call Right or Involuntary Transfer Repurchase Right (the “Sponsor Shareholders Call Right”). The Sponsor Shareholders Call Right shall be exercised by a Call Notice on or prior to the later of (x) the thirtieth (30th) day following receipt by the Sponsor Shareholders (or any other applicable Principal Shareholder) of the written notice above, and (y) the applicable repurchase deadline.

(b) The repurchase of Restricted Shares pursuant to the exercise of a Sponsor Shareholders Call Right shall take place on a date specified by the Sponsor Shareholders (or any other applicable Principal Shareholder), as applicable, but in no event following the later of (i) the sixtieth (60th) day following the date of the applicable Call Notice or Involuntary Transfer Repurchase Notice; or, (ii) if applicable, the tenth (10th) day following the receipt by the Company of all necessary governmental approvals. On such date, the Management Shareholder or his or her Permitted Transferees shall transfer the Restricted Shares subject to the Call Notice or the Involuntary Transfer Repurchase Notice to the Sponsor Shareholders (or any other applicable Principal Shareholder), as applicable, free and clear of all liens and encumbrances, by delivering the certificates representing the Restricted Shares to be purchased, duly endorsed for transfer to the Sponsor Shareholders (or any other applicable Principal Shareholder), as applicable, or accompanied by a stock power duly executed in blank. The Management Shareholder shall use all commercially reasonable efforts to assist the Sponsor Shareholders (or any other applicable Principal Shareholder), as applicable, in order to expedite all proceedings described in this Section 11.

Section 12. Termination. This Agreement, except as otherwise provided in Section 13 and Section 14 hereof, shall terminate on the first to occur of:

(a) the date described in clause (x) of the first proviso of Section 13(b) or the consummation of an event described in clause (y) of the first proviso to Section 13(b);

(b) an Initial Public Offering;

(c) the complete liquidation of the Company or an agreement for the sale, lease or other disposition by the Company of all or substantially all of the Company’s assets; or

(d) the date established by a resolution of the Board terminating this Agreement; provided however that the Board may not terminate any rights of a Management Shareholder under Section 4 without such Management Shareholder’s prior written consent.

Section 13. Initial Public Offering; Listing Event.

(a) In the event the Company determines to effect an Initial Public Offering or a Listing Event, the Management Shareholders will take all reasonable, necessary and desirable actions in connection with the consummation of the Initial Public Offering or Listing Event. Prior to the consummation of any Initial Public Offering or Listing Event, the Board (with, in connection with an Initial Public Offering, the assistance of the managing underwriters of the Initial Public Offering) shall determine the Liquidation Value of each Common Share. The Company and the Management Shareholders shall take all actions reasonably necessary, including the voting of, or providing its written consent with respect to, the Common Shares, to effect any redemption, recapitalization or exchange of Common Shares immediately prior to the date of, as applicable, any Initial Public Offering or Listing Event as determined by the Board in order to implement such Initial Public Offering or Listing Event; it being understood that any such redemption, recapitalization or exchange that may occur prior to the date of such Initial Public Offering or Listing Event for the purpose of implementing such Initial Public Offering or Listing Event shall be for the sole purpose of either (a) converting all the outstanding Class A Shares and Class B Shares into one single class of common stock with the rights and preferences as determined by the Board in good faith or (b) converting all the outstanding Class B Shares into Class A Shares, provided, that in connection with any redemption, recapitalization or exchange each Class A Share is treated the same economically as each other Class A Share and each Class B Share is treated the same economically as each other Class B Share consistent with the Liquidation Value of such Class B Share.

(b) Notwithstanding Section 12(a), if a Listing Event occurs before an Initial Public Offering occurs, the restrictions on transfer set forth in Section 1 (except for restrictions set forth in Section 8) shall continue to apply with respect to that number of Restricted Shares held by a Management Shareholder equal to the product of (x) all Restricted Shares (or successor securities thereto) (whether vested or unvested) owned by such Management Shareholder and all Class A Shares (or successor securities thereto) (vested or unvested) pursuant to any option that has yet to be exercised by such Management Shareholder (y) the ratio of (i) the number of Class A Shares (or successor securities thereto) owned by the Sponsor Shareholders as of an applicable date to (ii) the number of Class A Shares (or successor securities thereto) held by the Sponsor Shareholders immediately prior to such Listing Event; provided that, notwithstanding the foregoing, the restrictions of transfer set forth in Section 1 shall cease to apply with respect to all Restricted Shares and Class A Shares issued thereafter pursuant to a then unexercised option on the earliest of (x) the later of (A) February 4, 2013 and (B) the fourth anniversary of such Listing Event; (y) the date the Sponsor Shareholders first own less than 30% of the number of Class A Shares (or successor securities thereto) held by the Sponsor Shareholders immediately prior to such Listing Event (as equitably adjusted to reflect any changes in the number of Class A Shares or successor securities thereto as a result of the Listing Event); and (z) the date an Initial

Public Offering occurs; provided, further, that, (i) if a Management Shareholder’s employment is terminated by the Company without Cause, by the Management Shareholder for Good Reason (as such term is defined in such Management Shareholder’s Individual Agreement), or due to the death or Disability (as such term is defined in such Management Shareholder’s Individual Agreement) of the Management Shareholder, the restrictions of transfer set forth in Section 1 shall cease to apply with respect to all of such Management Shareholder’s Restricted Shares and Class A Shares pursuant to an unexercised option on the date that is 12 months after the date of such Management Shareholder’s Termination of Employment, and (ii) if a Management Shareholder’s employment is terminated by the Company for Cause or by the Management Shareholder for any reason other than Good Reason (as such term is defined in such Management Shareholder’s Individual Agreement), the restrictions of transfer set forth in Section 1 shall cease to apply with respect to all of such Management Shareholder’s Restricted Shares and Class A Shares pursuant to an unexercised option on the date that is 18 months after the date of such Management Shareholder’s Termination of Employment.

Section 14. Lock-up Period. If the Company proposes to register Common Shares under the Securities Act pursuant to a primary underwritten offering, each Management Shareholder hereby agrees that if so requested by any representative of the underwriters (the “Managing Underwriter”), such Management Shareholder shall not Transfer (except for Transfers pursuant to Sections 2, 5 or 6) any Common Shares so registered for such period as shall be determined by the Managing Underwriter, which period shall not last more than one hundred and eighty (180) days following the consummation of an Initial Public Offering (or ninety (90) days following the consummation of a Listing Event or any other underwritten offering that registers Common Shares).

Section 15. Miscellaneous.

(a) Legends. Each certificate representing the Restricted Shares shall bear the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SAID LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE AMENDED AND RESTATED BYE-LAWS OF SERAFINA HOLDINGS LIMITED AND A MANAGEMENT SHAREHOLDERS AGREEMENT BY AND AMONG THE ISSUER AND CERTAIN SHAREHOLDERS OF THE ISSUER INITIALLY DATED AS OF FEBRUARY 1, 2008. A COPY

OF SUCH AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(b) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, heirs, legatees, successors and assigns and shall also apply to any Restricted Shares acquired by any Management Shareholder after the Effective Date.

(c) Specific Performance. Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of the Party’s rights under this Agreement. Each Party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Party of the provisions of this Agreement and each Party hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(e) Interpretation. The headings of the Sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not affect the meaning or interpretation of this Agreement.

(f) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by facsimile, or five (5) days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses (or at such other address for any Party as shall be specified by like notices; provided that notices of a change of address shall be effective only upon receipt thereof).

(i)	If to the BC Investors:

c/o BC Partners Limited
40 Portman Square
London W1H 6DA
United Kingdom
Facsimile: (44) 20-7009-4899
Attention: Raymond Svider

With a copy to:

Latham & Watkins LLP 885 Third Avenue New York, NY 10022
	Facsimile:	(212) 751-4864
	Attention:	Raymond Lin, Esq.
Bradd Williamson, Esq.

(ii)	If to the Company at:

Intelsat Global, Ltd.
Wellesley House North, 2nd Floor 90 Pitts Bay Road Pembroke, HM 08
Bermuda
	Facsimile:	(441) 292-8300
	Attention:	Chief Executive Officer

With a copy to:

Latham & Watkins LLP 885 Third Avenue New York, NY 10022
	Facsimile:	(212) 751-4864
	Attention:	Raymond Lin, Esq.
Bradd Williamson, Esq.

(iii)	If to Silver Lake:

Silver Lake Partners III, L.P.
2775 Sand Hill Road, Suite 100 Menlo Park, California 94025
	Facsimile:	(650) 233-8125
	Attention:	Alan K. Austin

With a copy to:

Sullivan & Cromwell LLP
1 New Fetter Lane London EC4A 1AN United Kingdom
	Facsimile:	(44) 20-7959-8950
	Attention:	Richard C. Morrissey, Esq. Alan P.W. Konevsky, Esq.

(iv) If to a Management Shareholder, to the address set forth on the Management Shareholder’s signature page hereto.

(g) Recapitalization, Exchange, Etc. Affecting the Company’s Common Shares. Nothing in this Agreement shall prevent the Company from effecting, and the Parties to this Agreement hereby authorize the Company to effect, any recapitalization, any amalgamation or scheme of arrangement, corporate reorganization, “corporate inversion” involving the creation of one or more holding companies and/or holding company subsidiaries, or similar transaction (any such transaction, a “Reorganization”). The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Common Shares and all of the capital shares of the Company or any successor or assign of the Company (whether by amalgamation, consolidation, sale of assets, business combination or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Common Share and shall be appropriately adjusted for any share dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the Effective Date. If the Board approves any Reorganization, each Management Shareholder agrees to consent to and raise no objection to such Reorganization, and to take all actions determined by the Board to be necessary and appropriate in connection with the consummation of such Reorganization.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(j) Amendment. This Agreement may be amended by resolution of the Board; provided that the amendment has been approved by the Sponsor Shareholders; and, provided, further, that any such amendment that would materially and adversely affect the rights of any Management Shareholder shall not to that extent be effective without the written consent of Management Shareholders who then hold fifty percent (50%) or more of the Restricted Shares (including Restricted Shares issuable upon the exercise of rights to acquire Common Shares). At any time hereafter, additional Management Shareholders may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.

(k) Taxes; Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Management Shareholder of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase, or cancellation of any Restricted Share or any option to purchase Restricted Shares.

(l) No Employment Rights. Nothing contained in this Agreement (i) obligates the Company or any Affiliate of the Company to employ any Management Shareholder in any capacity whatsoever; or (ii) prohibits or restricts the Company or any Affiliate of the Company from terminating the employment, if any, of any Management Shareholder at any time or for any reason whatsoever and each Management Shareholder hereby acknowledges and agrees that, except as may otherwise be set forth in any written agreement between the Company and such Management Shareholder, neither the Company nor any other person has made any representations or promises whatsoever to such Management Shareholder concerning his or her employment or continued employment by the Company or any Affiliate of the Company.

(m) Offsets. The Company shall be permitted to offset and reduce from any amounts payable to a Management Shareholder the amount of any indebtedness or other obligation or payment owing to the Company by the Management Shareholder except to the extent that amounts to be offset against would be subject the provisions of Section 409A of the Code and related Treasury regulations and such offset would violate Section 409A of the Code.

(n) Entire Agreement. This writing constitutes the entire agreement of the Parties with respect to the subject matter hereof.

(o) Actions to Effectuate Agreement. Each Management Shareholder agrees to take all actions within his or her power (including voting Restricted Shares) to give effect to the terms of this Agreement. In the event of any inconsistency between this Agreement, on the one hand, and the Memorandum of Association or Amended and Restate Bye-Laws of the Company, on the other hand, the provisions of this Agreement shall control, and each Management Shareholder shall vote his or Restricted Shares in such manner as to effectuate any and all amendments to the Memorandum of Association or Amended and Restate Bye-Laws of the Company that may be necessary in order to bring the Memorandum of Association and Amended and Restated Bye-Laws of the Company into conformity with the provisions of this Agreement. The vote of any Management Shareholder in violation of the provisions of this Agreement shall be void and shall be ignored by the Company. In connection therewith, each Management Shareholder hereby grants an irrevocable proxy of perpetual duration with full power of substitution to the Sponsor Shareholders for purposes of voting all Restricted Shares subject to this Agreement at any meeting of shareholders or in any action by written consent of shareholders in any manner necessary to give effect to (but not to amend) the provisions of this Agreement, as it may be amended from time to time, it being acknowledged that such proxy is coupled with an interest under this Agreement.

Section 16. Defined Terms.

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

(a) “Affiliate” shall mean any Person, directly or indirectly controlling, controlled by or under common control with such Person. For these purposes, “control”

means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

(b) “Agreement” shall have the meaning set forth in the preamble hereto.

(c) “Allocated Shares.” shall have the meaning set forth in Section 6(b).

(d) “Applicable Exchange” shall mean a securities exchange, the Nasdaq Stock Market or a similar exchange or market.

(e) “BC Investors” shall mean the shareholders listed on Schedule A hereto.

(f) “Board” shall have the meaning set forth in the Recitals hereto.

(g) “Call Notice” shall have the meaning set forth in Section 8.

(h) “Call Right” shall have the meaning set forth in Section 8.

(i) “Call Right Eligible Shares” shall have the meaning set forth in Section 11(a).

(j) “Cause” shall mean (i) “Cause” as defined in any Individual Agreement to which the applicable Management Shareholder is a party as of the date of purchase of Shares or date of grant of an award under the Share Incentive Plan, as applicable, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Management Shareholder for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Management Shareholder’s employment duties, (C) willful and deliberate failure on the part of the Management Shareholder to perform such Management Shareholder’s employment duties in any material respect, or (D) before a Change in Control, such other events as shall be determined by the Board.

(k) “Change in Control” shall mean (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any Permitted Holder (or any person or group that is an Affiliate or associate of a Permitted Holder), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50%, indirectly or directly, of the voting securities of the Company (other than any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries) or (ii) consummation of an amalgamation, a merger or consolidation of the Company or any direct or indirect Subsidiary thereof with any other entity or a sale or other disposition of all or substantially all of the assets of the Company following which the voting securities of the Company that are outstanding immediately prior to such transaction cease to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (or the entity that owns substantially all of the Company’s assets either directly or through one or more subsidiaries) or any Parent or other Affiliate thereof) at least 50% of the combined voting power of the securities of the Company or, if the Company is not the surviving entity, such surviving entity (or the entity that owns substantially all of the Company’s assets either directly or through one or more subsidiaries) or any Parent or other Affiliate thereof, outstanding immediately after such transaction, except that no Change of Control shall occur under this clause (ii) if such amalgamation, merger or consolidation is with any of those certain Person(s) described in the resolutions of the Compensation Committee of the Board dated December 29, 2008.

(l) “Class A Shares” shall mean Class A common shares of the Company, par value U.S. $.001 per share.

(m) “Class B Shares” shall mean Class B common shares of the Company, par value U.S. $.001 per share.

(n) “Closing Date” shall have the meaning set forth in the Share Purchase Agreement

(o) “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

(p) “Common Shares” shall mean, collectively, Class A Shares and Class B Shares.

(q) “Company” shall have the meaning set forth in the preamble hereto.

(r) “Contribution Agreement” shall have the meaning set forth in the Recitals hereto.

(s) “Disability Notice” shall have the meaning set forth in Section 10(b).

(t) “Drag-Along Right” shall have the meaning set forth in Section 5(a).

(u) “Drag-Along Seller” shall have the meaning set forth in Section 5(b).

(v) “Effective Date” shall have the meaning set forth in the preamble hereto.

(w) “Eligible Common Shares” shall mean Co-investment Shares and any other Class A Shares purchased for cash by a Management Shareholder in connection with the Management Shareholder’s employment with the Company or one of its Subsidiaries.

(x) “Eligible Shares” shall mean any Eligible Common Shares, and Fully Vested Incentive Shares, in each case held by any Management Shareholder at the relevant time.

(y) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(z) The “Fair Market Value”

(i) Except as set forth in clause (ii) below, with respect to Restricted Shares, as of any date of determination, the “Fair Market Value” shall be determined by the Board as follows:

(A) if the Common Shares are listed on one or more National Securities Exchanges (within the meaning of the Exchange Act), each Common Share to be repurchased shall be valued at the average of the closing price for Class A Shares on the principal exchange on all trading days within the period commencing thirty (30) days before the relevant date and ending on such date weighted based on the volume of trading of the Class A Shares on each trading day during such period; or

(B) if the Common Shares are not publicly traded on a National Securities Exchange, the Fair Market Value of the Common Shares to be repurchased shall be determined in good faith by the Board; provided, that, at the election of the Board, if the Common Shares are not publicly traded on a National Securities Exchange, the Board may presume that the Fair Market Value of the Common Shares as of a specific date is equal to the Fair Market Value of the Common Shares as of the date of the most recent valuation thereof, as adjusted by the Board for dividends, distributions and other extraordinary events not otherwise reflected in such Fair Market Value; and provided, further, that the parties acknowledge and agree that the Fair Market Value of the Common Shares shall be determined hereunder without the application of any minority interest discount or lack of marketability discount.

(ii) with respect to the Class B Restricted Shares, the “Fair Market Value” for any purpose on a particular date shall mean the fair market value as determined in good faith by the Board in its sole discretion, with reference to the most recent valuation of the Class B Shares requested by the Board and performed by an independent valuation consultant or appraiser of nationally recognized standing, and with such adjustment for dividends, distributions and other extraordinary events not otherwise reflected in such fair market value as the Board, acting in good faith, in its sole discretion deems appropriate; provided, that the parties acknowledge and agree that the Fair Market Value of the Class B Shares shall be determined hereunder with the application of any minority interest discount or lack of marketability discount that is consistent with the minority interest discount or lack of marketability discount applied in a determination of Fair Market Value of the Class B Shares in connection with any applicable grant of Class B Restricted Shares. Notwithstanding the foregoing, in determining the Fair Market Value of Class B Shares for purposes of Sections 4, 5, 8, 9 and 11, and any other transfer of Class B Shares approved by the Board, the Company shall establish the Fair Market Value at an amount equal to the Liquidation Value for such Class B Shares.

(aa) “Financing Documents” shall have the meaning set forth in Section 4(a)(iii).

(bb) “Fully Vested Incentive Shares” means any Common Shares (or securities exercisable for or convertible into Common Shares) that were unvested Restricted Shares or unvested options to acquire Restricted Shares at the time first granted or issued to the Management Shareholder but which have become fully vested pursuant to the terms of the Plan and any applicable award agreement and for which, if applicable, all vesting restrictions have expired or lapsed.

(cc) “Individual Agreement” shall mean an employment, consulting or similar agreement between a Management Shareholder and the Company and/or one of its Subsidiaries, entered into on or after February 4, 2008.

(dd) “Initial Public Offering” shall mean the first underwritten public offering of the Class A Shares (i) pursuant to an effective registration statement under the Securities Act (other than a registration relating solely to a transaction under Rule 145 of the Securities Act (or any successor thereto) or to an employee benefit plan of the Company) or (ii) that is exempt from the registration requirements of the Securities Act pursuant to Regulation S (whether or not such offering also relies on the exemption provided by Rule 144A under the Securities Act), and that has the effect of listing such shares on any designated offshore securities market (as such term is defined in Regulation S) pursuant to the Offering Regulations or the Listing Rules of the relevant jurisdiction, in either such case after which such Class A Shares representing at least 20% of the outstanding common equity securities of the Company are publicly held and listed for trading on or quoted on an Applicable Exchange.

(ee) “Initiating Seller” shall have the meaning set forth in Section 6(a).

(ff) “Involuntary Transfer” shall have the meaning set forth in Section 9(a).

(gg) “Involuntary Transfer Notice” shall have the meaning set forth in Section 9(a).

(hh) “Involuntary Transfer Repurchase Notice” shall have the meaning set forth in Section 9(b).

(ii) “Involuntary Transfer Repurchase Price” shall have the meaning set forth in Section 9(b).

(jj) “Involuntary Transfer Repurchase Right” shall have the meaning set forth in Section 9(b).

(kk) “Involuntary Transferee” shall have the meaning set forth in Section 9(a).

(ll) “Liquidation Value” with respect to each Common Share shall mean the value assigned to each such Common Share by the Board based on (i) the Board’s good faith determination of the total fair value of the Company as a going concern in its entirety on any certain date, taking into account such factors it considers fair and reasonable under the circumstances (but without regard to any minority interest or lack of marketability discounts) and (ii) following such determination of the fair value of the Company, the calculation of the amount that would be paid to each holder of Common Shares if an amount equal to such fair value of the Company was distributed on such certain date by the Company in complete liquidation of the Company pursuant to the rights and preferences set forth in the Company’s Second Amended and Restated Bye-Laws (giving effect to applicable orders of priority and the provisions of agreements relating to the Common Shares).

(mm) “Listing Event” shall mean an amalgamation, merger or other consolidation of the Company with another entity that is publicly traded in a manner such that thereafter the surviving entity’s common equity securities are listed for trading on an applicable national securities exchange or the Nasdaq Stock Market or quoted on a similar exchange or market.

(nn) “Listing Rules” shall mean, with respect to the relevant stock exchange, the listing rules of such stock exchange or relevant governmental or other authority in the jurisdiction of such stock exchange, as in effect from time to time.

(oo) “Management Group” means the group consisting of the directors, executive officers and other management personnel of the Company or any Parent of the Company, as the case may be, on the Closing Date together with (i) any new directors whose election by such boards of directors or whose nomination for election by the shareholders of the Company or any Parent of the Company, as applicable, was approved by a vote of a majority of the directors of the Company or any Parent of the Company, as applicable, then still in office who were either directors on the Closing Date or whose election or nomination was previously so approved and (ii) executive officers and other management personnel of the Company or any Parent of the Company, as applicable, hired at a time when the directors on the Closing Date together with the directors so approved constituted a majority of the directors of the Company or any Parent of the Company, as applicable.

(pp) “Management Shareholder” shall have the meaning set forth in the preamble hereto.

(qq) “Managing Underwriter” shall have the meaning set forth in Section 14.

(rr) “Memorandum of Association” shall mean the Amended and Restated Memorandum of Association of the Company dated February 1, 2008.

(ss) “Offer Shares” shall have the meaning set forth in Section 4(a).

(tt) “Offeree Shareholder” shall have the meaning set forth in Section 4(a).

(uu) “Offering Regulations” shall mean, with respect to the governmental or other relevant authority that regulates the offering of securities in a particular jurisdiction, the rules and regulations, as in effect from time to time, of such governmental or other relevant authority.

(vv) “Parent” means, with respect to any Person, any other Person of which such Person is a direct or indirect Subsidiary.

(ww) “Party” shall have the meaning set forth in the preamble hereto.

(xx) “Permitted Holder” shall mean, at any time, (i) a Sponsor Shareholder or an Affiliate of a Sponsor Shareholder, (ii) the Management Group, (iii) a Person or group that was an Affiliate of the Company immediately prior to the acquisition in question, (iv) any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) the members of which include any of the Permitted Holders specified in clauses (i), (ii) and/or (iii) above and that (directly or indirectly) hold or acquire beneficial ownership of the voting securities of the Company (a “Permitted Holder Group”), so long as no Person or other “group” (other than Permitted Holders specified in clauses (i) - (iii) above) owns of records more than 50% on a fully diluted basis of the voting securities held by such Permitted Holder Group. Any one or more Persons or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer, as defined in the Indenture governing Intelsat Intermediate Holding Company, Ltd.’s 9 1/2% Senior Discount Notes Due 2015, is made in accordance with the requirements of such indenture will thereafter, together with its (or their) Affiliates, constitute an additional Permitted Holder or Permitted Holders, as applicable.

(yy) “Permitted Transfer Provisions” shall have the meaning set forth in Section 1.

(zz) “Permitted Transferee” shall mean (i) a member of such Management Shareholder’s immediate family or lineal descendants of such Management Shareholder (the “Permitted Family Members”), (ii) a trust for the benefit of such Management Shareholder or Permitted Family Members (except for ultimate contingent beneficiaries of any applicable trusts), (iii) a limited liability corporation or partnership which is beneficially owned by the Management Shareholder and/or Permitted Family Members and (iv) upon such Management Shareholder’s death, an executor, administrator, testamentary trustee, legatee and beneficiaries; provided that, in each instance that such Permitted Transferee agrees to be bound by the provisions of this Agreement as if such Permitted Transferee were an original signatory hereto.

(aaa) “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

(bbb) “Priority Subscription Amount” shall have the meaning set forth in Section 7(a).

(ccc) “Priority Subscription Reply” shall have the meaning set forth in Section 7(b).

(ddd) “Priority Subscription Right” shall have the meaning set forth in Section 7(a).

(eee) “Proposed Price” shall have the meaning set forth in Section 6(a).

(fff) “Proposed Transferee” shall have the meaning set forth in Section 4(a).

(ggg) “Public Offering” shall mean (i) an underwritten public offering of Common Shares pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4, Form S-8, F-4 or Form F-8 or any similar or successor form, that has the effect of listing such Common Shares on an approved exchange, or (ii) an underwritten public offering of Common Shares that is exempt from the registration requirements of the Securities Act pursuant to Regulation S (whether or not such offering also relies on the exemption provided by Rule 144A under the Securities Act), and that has the effect of listing such shares on any designated offshore securities market (as such term is defined in Regulation S) pursuant to the Offering Regulations or the Listing Rules of the relevant jurisdiction.

(hhh) “Regulation S” shall mean Regulation S (or any successor provisions) under the Securities Act.

(iii) “Reinstatement Notice” shall have the meaning set forth in Section 10(b)(i).

(jjj) “Reorganization” shall have the meaning set forth in Section 15(g).

(kkk) “Repurchase Disability” shall have the meaning set forth in Section 10(a).

(lll) “Restricted Shares” shall have the meaning set forth in the Recitals hereto.

(mmm) “ROFO Election” shall have the meaning set forth in Section 6(b).

(nnn) “ROFO Notice” shall have the meaning set forth in Section 6(a).

(ooo) “ROFO Offer Shares” shall have the meaning set forth in Section 6(a).

(ppp) “ROFO Offeree Shareholders” shall have the meaning set forth in Section 6(a).

(qqq) “Rule 144” shall mean Rule 144 (or any successor provisions) under the Securities Act.

(rrr) “Sale Notice” shall have the meaning set forth in Section 4(a).

(sss) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ttt) “Shareholder” shall have the meaning set forth in the Recitals hereto.

(uuu) “Share Incentive Plan” shall have the meaning set forth in the Recitals hereto.

(vvv) “Share Purchase Agreement” shall mean that certain Share Purchase Agreement dated as of June 19, 2007, by and among the Company, Serafina Acquisition Limited, a Bermuda exempted company, Intelstat Holdings, Ltd., a Bermuda company, and the shareholders signatory thereto.

(www) “Silver Lake” shall mean the shareholders listed on Schedule B hereto.

(xxx) “60% Seller” shall have the meaning set forth in Section 5(a).

(yyy) “Sponsor Shareholders” shall mean (i) the BC Investors and (ii) Silver Lake.

(zzz) “Sponsor Shareholders Call Right” shall have the meaning set forth in Section 11(a).

(aaaa) “Subsidiary” and “Subsidiaries” shall mean any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting, equity or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(bbbb) “Tag-Along Right” shall have the meaning set forth in Section 4(c).

(cccc) “Tag-Along Seller” shall have the meaning set forth in Section 4(c).

(dddd) “Tag-Along Shares” shall have the meaning set forth in Section 4(b).

(eeee) “10% Seller” shall have the meaning set forth in Section 4(a).

(ffff) “Termination of Employment” shall mean the time when the employee-employer relationship between a Management Shareholder and the Company or one of its Subsidiaries is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, disability, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company or one of its Subsidiaries. The committee appointed to administer the Share Incentive Plan (or the Board) shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Employment.

(gggg) “Transfer” shall mean to sell, assign, transfer, convey, pledge or otherwise dispose of; and “Transferred”, “Transferee”, “Transferability”, and “Transferor” shall each have a correlative meaning. For the avoidance of doubt, a sale, transfer, conveyance, assignment, pledge, encumbrance, hypothecation or other disposition of an interest in any Shareholder all or substantially all of whose assets are Common Shares shall constitute a “Transfer” for purposes of this Agreement, as if such interest was a direct interest in the Company.

(hhhh) “Vested Options” shall have the meaning set forth in the Recitals hereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the date first above written.

INTELSAT GLOBAL, LTD.

By:	/s/ David McGlade
Name:	David McGlade
Title:	Chief Executive Officer

SHAREHOLDERS:

For and on behalf of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital 35 SC:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital 36 SC:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital 37 SC:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

[Signature Page to Management Shareholders Agreement of Intelsat Global, Ltd.]

For and on behalf of BC European Capital – Intelsat Syndication L.P.:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital 38 SC:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital 39 SC:

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital – Intelsat Co-Investment

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

For and on behalf of BC European Capital – Intelsat Co-Investment 1

By:	/s/ Raymond Svider
Name:	Raymond Svider
Title:

By:	/s/ Denis Villafranca
Name:	Denis Villafranca
Title:

[Signature Page to Management Shareholders Agreement of Intelsat Global, Ltd.]

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner
By:	SLTA III (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egan Durban
Name:	Egan Durban
Title:

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner
By:	SLTA III (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Egan Durban
Name:	Egan Durban
Title:

Each Management Shareholder has agreed to be bound by the terms of this Agreement by execution and delivery of the signature page set forth as Exhibit A hereto.

[Signature Page to Management Shareholders Agreement of Intelsat Global, Ltd.]

EXHIBIT A

FORM OF SIGNATURE PAGE TO

THE MANAGEMENT SHAREHOLDERS AGREEMENT OF

INTELSAT GLOBAL, LTD.

By execution of this signature page,                          hereby agrees to become a party to, be bound by the obligations of, and receive the benefits of, that certain Management Shareholders Agreement of Intelsat Global, Ltd., effective as of February 4, 2008, by and among Intelsat Global, Ltd. (formerly known as Serafina Holdings Limited), a Bermuda exempted company (the “Company”), the shareholders of the Company signatory thereto and certain other parties named therein, as amended from time to time thereafter.

[Name of Management Shareholder]

Residence Address:

[signatures continue on following page]

Accepted:

INTELSAT GLOBAL, LTD.

By:
Name:
Title:

SHAREHOLDERS:

For and on behalf of the Limited Partnerships comprising BC European Capital VIII – 1 to 12 and 14 to 34:

By:
Name:
Title:

For and on behalf of BC European Capital 35 SC:

By:
Name:
Title:

For and on behalf of BC European Capital 36 SC:

By:
Name:
Title:

For and on behalf of BC European Capital 37 SC:

By:
Name:
Title:

For and on behalf of BC European Capital – Intelsat Syndication L.P.:

By:
Name:
Title:

For and on behalf of BC European Capital 38 SC:

By:
Name:
Title:

For and on behalf of BC European Capital 39 SC:

By:
Name:
Title:

For and on behalf of BC European Capital – Intelsat Co-Investment

By:
Name:
Title:

For and on behalf of BC European Capital – Intelsat Co-Investment 1

By:
Name:
Title:

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner
By:	SLTA III (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P., its general partner
By:	SLTA III (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SCHEDULE A

BC Investors

BC European Capital VIII – 1

BC European Capital VIII – 2

BC European Capital VIII – 3

BC European Capital VIII – 4

BC European Capital VIII – 5

BC European Capital VIII – 6

BC European Capital VIII – 7

BC European Capital VIII – 8

BC European Capital VIII – 9

BC European Capital VIII – 10

BC European Capital VIII – 11

BC European Capital VIII – 12

BC European Capital VIII – 14

BC European Capital VIII – 15

BC European Capital VIII – 16

BC European Capital VIII – 17

BC European Capital VIII – 18

BC European Capital VIII – 19

BC European Capital VIII – 20

BC European Capital VIII – 21

BC European Capital VIII – 22

BC European Capital VIII – 23

BC European Capital VIII – 24

BC European Capital VIII – 25

BC European Capital VIII – 26

BC European Capital VIII – 27

BC European Capital VIII – 28

BC European Capital VIII – 29

BC European Capital VIII – 30

BC European Capital VIII – 31

BC European Capital VIII – 32

BC European Capital VIII – 33

BC European Capital VIII – 34

BC European Capital VIII – 35 SC

BC European Capital VIII – 36 SC

BC European Capital VIII – 37 SC

BC European Capital VIII – 38 SC

BC European Capital VIII – 39 SC

BC European Capital – Intelsat Co-Investment, L.P.

BC European Capital – Intelsat Co-Investment 1, L.P.

BC European Capital – Intelsat Syndication L.P.

SCHEDULE B

Silver Lake

Silver Lake Partners III, L.P.

Silver Lake Technology Investors III, L.P.